Consolidated Balance Sheets [Parenthetical] (USD $)	Dec. 31, 2011	Dec. 31, 2010
Preferred stock, par value (in dollars per share)	$ 0	$ 0
Preferred stock, shares authorized	200,000	200,000
Preferred stock, shares issued	0	0
Common stock, par value (in dollars per share)	$ 2.50	$ 2.50
Common stock, shares authorized	10,000,000	10,000,000
Common stock, shares, issued	5,027,433	5,027,433
Treasury stock, shares	165,654	165,654